Exhibit 10.17

Issue Date: June 27, 2011
PO Number: COGNA42P1-1
Customer: NAVAIR 4.2 Cost Performance
Project: Command Information Center – Data Integration (CIC-DI)
                Proof of Concept
Start Date: July 15, 2011
End Date: September 30, 2011

NAVAIR 4.2 Cost Performance Directorate is designing, building and deploying an integrated Command Information Center for Data Integration supporting the Naval Aviation System Command NAVAIR.

Defense & Security Technology Group, LLC has been selected to provide System Integration services and solutions.

Cogility Complex Event Process and Data Integration Proof of Concept and Test

NAVAIR 4.2 requires an 120-day evaluation of Cogility’s complex event processing and data integration capabilities.  For this limited scope proof-of-concept evaluation, Cogility shall:

•	Demonstrate a single thread through the CIC-DI prototype to show data and process integration capability across 1-2 input sources (initially with structured data source(s))
•	Demonstrate event-driven system to system integration of 2 dynamic operational process templates (templates shall include business rules)
•	Demonstrate rapid iterative changes to process templates to proof-of-concept system

Cogility shall provide resources to support the following deliverables for Phase I Task 1.0:

Milestone	REPORT/DELIVERABLE	Due Date
1.1	• Proof-of-Concept (PoC) Approach • Proof-of-Concept Master Information Model Architecture • Single-Thread Scenario Definition • PoC Scope and Acceptance Criteria	Contract Award + 30 Days
1.2	• Process and Business Use Case Test Documentation • Data Integration Architecture	Contract Award + 60 Days
1.3	• PoC Version .01 Demo Test Scenarios & Acceptance	Contract Award + 90 Days
1.4	• PoC Version .01 Demo • Final PoC Evaluation Summary	Contract Award + 120 Days

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Resources (Time & Materials)

Resource	Role	Rate
Alex Jiang	• Modeler and Developer	$122.60 per hour
Thien Pham	• User Interface • Modeler and Developer	$122.60 per hour

Buyer:		P.O. Acknowledged by:

6/27/211
Minh Le	Date	Date

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